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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                   ________________________________________

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15 (d) of the

                        Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported):  October 24, 2000



                        THE McGRAW-HILL COMPANIES, INC.
                  -------------------------------------------
            (Exact Name of Registrant as specified in its charter)


New York                                1-1023              13-1026995
(State or other jurisdiction of         (Commission         (I.R.S. Employer
incorporation or organization)          File No.)           Identification No.)

            1221 Avenue of the Americas, New York, New York  10020
              (Address of Principal Executive Offices) (Zip Code)


                                (212) 512-2000
             (Registrant's telephone number, including area code)
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     ITEM 9.   REGULATION FD DISCLOSURE

          Pursuant to Regulation FD, the Registrant hereby furnishes materials which were disclosed on October 24, 2000, in connection with the Registrant's quarterly update meeting.

     Registrant expressly disclaims any obligation to update or supplement said materials in the future.

                                   EXHIBITS


          (99) Materials which were disclosed on October 24, 2000 at Registrant's quarterly update meeting.

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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Form 8-K Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              THE McGRAW-HILL COMPANIES, INC.

                                              By: /s/ Kenneth M. Vittor
                                                  ------------------------
                                                  Kenneth M. Vittor
                                                  Executive Vice President
                                                  and General Counsel

Date:          October 27, 2000

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